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                                                                   EXHIBIT 10.31

                                TEXAS MICRO INC.


        AMENDMENT NO. 1 TO THE 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                           EFFECTIVE DECEMBER 3, 1998


The 1995 Outside Directors' Stock Option Plan (the "Directors' Plan") is hereby amended by deleting Paragraph 5 (a)(II), SUBSEQUENT GRANTS, and replacing it with the following:

      Subsequent Grants.

      A fully vested option to purchase 2,500 shares of the Common Stock shall be granted automatically to each outside director on each July 1 from July 1, 1995 through and including June 30, 2002, provided, that he or she is an eligible director on the date of grant of such option.

This Amendment shall be effective from and after December 3, 1998. Except as specified above, all terms and conditions of the Directors' Plan remain in full force and effect.


                                        Texas Micro Inc.



                                        By /s/ J. Michael Stewart
                                          -----------------------------
                                          J. Michael Stewart
                                          President and CEO

Attest: /s/ K.R. Sumrall                  December 3, 1998
        --------------------              -----------------------------
            K.R. Sumrall                  Date